Brookline Bancorp Announces Second Quarter Results

Net Income of $12.7 million, EPS of $0.18

BOSTON, July 20, 2016 /PRNewswire/ -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the "Company") today announced net income of $12.7 million, or $0.18 per basic and diluted share, for the second quarter of 2016, compared to $11.9 million, or $0.17 per basic and diluted share, for the second quarter of 2015.

Paul Perrault, President and Chief Executive Officer of the Company, stated: "We have delivered another solid quarter for our stockholders with strong loan and deposit growth. I am proud of our employees who work together to live the Brookline Bancorp culture of providing excellent customer service and contributing to the growth of our Company."

BALANCE SHEET

Total assets at June 30, 2016 increased $115.5 million to $6.3 billion from $6.2 billion at March 31, 2016, and increased $254.2 million from $6.0 billion at December 31, 2015. The increase in total assets of 7.5 percent on an annualized basis during the second quarter of 2016 was primarily driven by increases in loans and leases. At June 30, 2016, total loans and leases were $5.3 billion, representing an increase of $128.6 million from March 31, 2016, and an increase of $263.5 million from December 31, 2015. During the second quarter of 2016, total loans and leases grew 10.0 percent on an annualized basis. Strong loan growth continued in the commercial real estate and commercial loan and lease portfolios, which increased $116.2 million during the second quarter of 2016, or 11.2 percent on an annualized basis.

Investment securities at June 30, 2016 decreased $17.0 million to $602.6 million, representing 9.6 percent of total assets, as compared to $619.6 million, or 10.0 percent of total assets, at March 31, 2016, and decreased approximately $4.4 million from $607.0 million, or 10.0 percent of total assets, at December 31, 2015.

Total deposits at June 30, 2016 increased $91.7 million to $4.5 billion from $4.4 billion at March 31, 2016 and increased $179.1 million from $4.3 billion at December 31, 2015. Core deposits, which consist of demand checking, NOW, savings, and money market accounts, increased $48.8 million from March 31, 2016 and increased $116.0 million from December 31, 2015. The average cost of interest bearing deposits increased slightly to 0.55 percent for the three months ended June 30, 2016 from 0.54 percent for the three months ended March 31, 2016.

Total borrowings at June 30, 2016 remained consistent at $1.0 billion with March 31, 2016 and increased $45.4 million from $983.0 million at December 31, 2015.

The ratio of stockholders' equity to total assets was 10.95 percent at June 30, 2016, as compared to 11.01 percent at March 31, 2016, and 11.05 percent at December 31, 2015, respectively. The ratio of tangible stockholders' equity to tangible assets was 8.82 percent at June 30, 2016, as compared to 8.83 percent at March 31, 2016, and 8.81 percent at December 31, 2015.

NET INTEREST INCOME

Net interest income increased $1.1 million to $50.3 million during the second quarter of 2016 from the first quarter driven by the growth in interest earning assets as the net interest margin decreased 1 basis point to 3.44 percent.

PROVISION FOR LOAN AND LEASE LOSSES

The Company recorded a provision for loan and lease losses of $2.7 million for the quarter ended June 30, 2016, compared to $2.3 million for the quarter ended March 31, 2016.

Net charge-offs increased $3.6 million to $4.0 million for the second quarter of 2016 from $0.4 million for the first quarter of 2016 due to a $3.4 million charge off of a commercial relationship which had a specific reserve of $3.3 million recorded in a prior period. As a result, the ratio of net charge-offs to average loans on an annualized basis increased to 31 basis points for the second quarter of 2016 from 3 basis points for the first quarter of 2016.

The allowance for loan and lease losses represented 1.09 percent of total loans and leases at June 30, 2016, compared to 1.14 percent at March 31, 2016 and December 31, 2015. The allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases was 1.13 percent at June 30, 2016, compared to 1.20 percent at March 31, 2016 and December 31, 2015.

NON-INTEREST INCOME

Non-interest income for the quarter ended June 30, 2016 decreased $1.1 million to $5.4 million from $6.5 million for the first quarter. The decrease was primarily driven by a decrease of $0.6 million in gain on sales of loans and leases held-for-sale and a decrease of $0.4 million due to lower loan level derivative income.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2016 increased $0.2 million to $32.3 million from $32.1 million for the quarter ended March 31, 2016. The Company's efficiency ratio was 57.97 percent at June 30, 2016, compared with 57.57 percent at March 31, 2016.

PROVISION FOR INCOME TAXES

The effective tax rate was 35.8 percent for the three months and six months ended June 30, 2016.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets decreased during the second quarter of 2016 to 0.81 percent at June 30, 2016 from 0.84 percent at March 31, 2016. The return on average tangible assets decreased to 0.83 percent for the second quarter of 2016 from 0.86 percent for the first quarter of 2016.

The return on average stockholders' equity decreased during the second quarter of 2016 to 7.38 percent from 7.57 percent for the first quarter of 2016. The return on average tangible stockholders' equity decreased to 9.40 percent for the second quarter of 2016 from 9.69 percent for the first quarter of 2016.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.61 percent at June 30, 2016 as compared to 0.62 percent at March 31, 2016. Nonperforming loans and leases at June 30, 2016 remained consistent at $31.9 million with March 31, 2016. Nonperforming assets at June 30, 2016 increased $0.2 million to $32.7 million, or 0.52 percent of total assets, from $32.5 million, or 0.53 percent of total assets, at March 31, 2016.

DIVIDEND DECLARED

The Company's Board of Directors approved a dividend of $0.09 per share for the quarter ended June 30, 2016. The dividend will be paid on August 19, 2016 to stockholders of record on August 5, 2016.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, July 21, 2016 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10088672. The call will be available live and in a recorded version on the Company's website under "Investor Relations" at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $6.3 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company's Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders' equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$ 50,257	$ 49,203	$ 50,078	$ 48,587	$ 47,172
Provision for credit losses	2,545	2,378	1,520	1,755	1,913
Non-interest income	5,375	6,469	6,063	4,784	4,867
Non-interest expense	32,250	32,053	32,329	31,270	30,452
Income before provision for income taxes	20,837	21,241	22,292	20,346	19,674
Net income attributable to Brookline Bancorp, Inc.	12,654	12,812	13,327	12,888	11,865

Performance Ratios:
Net interest margin (1)	3.44%	3.45%	3.54%	3.54%	3.49%
Interest-rate spread (1)	3.25%	3.26%	3.42%	3.41%	3.32%
Return on average assets	0.81%	0.84%	0.89%	0.89%	0.82%
Return on average tangible assets (non-GAAP)	0.83%	0.86%	0.92%	0.91%	0.85%
Return on average stockholders' equity	7.38%	7.57%	7.99%	7.81%	7.24%
Return on average tangible stockholders' equity (non-GAAP)	9.40%	9.69%	10.28%	10.11%	9.40%
Efficiency ratio (2)	57.97%	57.57%	57.59%	58.59%	58.52%

Per Common Share Data:
Net income — Basic	$ 0.18	$ 0.18	$ 0.19	$ 0.18	$ 0.17
Net income — Diluted	0.18	0.18	0.19	0.18	0.17
Cash dividends declared	0.090	0.090	0.090	0.090	0.090
Book value per share (end of period)	9.82	9.69	9.51	9.45	9.33
Tangible book value per share (end of period) (non-GAAP)	7.73	7.59	7.39	7.33	7.19
Stock price (end of period)	11.03	11.01	11.50	10.14	11.29

Balance Sheet:
Total assets	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529	$ 5,782,934
Total loans and leases	5,259,038	5,130,445	4,995,540	4,829,152	4,729,581
Total deposits	4,485,154	4,393,456	4,306,018	4,144,577	4,129,408
Brookline Bancorp, Inc. stockholders' equity	689,656	680,417	667,485	663,468	653,516

Asset Quality:
Nonperforming assets	$ 32,654	$ 32,470	$ 20,676	$ 21,025	$ 25,874
Nonperforming assets as a percentage of total assets	0.52%	0.53%	0.34%	0.36%	0.45%
Allowance for loan and lease losses	$ 57,258	$ 58,606	$ 56,739	$ 56,472	$ 56,398
Allowance for loan and lease losses as a percentage of total loans and leases	1.09%	1.14%	1.14%	1.17%	1.19%
Net loan and lease charge-offs	$ 4,018	$ 400	$ 1,389	$ 1,599	$ 501
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.31%	0.03%	0.11%	0.13%	0.04%

Capital Ratios:
Stockholders' equity to total assets	10.95%	11.01%	11.05%	11.36%	11.30%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.82%	8.83%	8.81%	9.04%	8.94%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$ 22,677	$ 31,127	$ 28,753	$ 27,299	$ 43,363
Short-term investments	47,265	42,795	46,736	19,745	48,513
Total cash and cash equivalents	69,942	73,922	75,489	47,044	91,876
Investment securities available-for-sale	532,967	536,182	513,201	526,764	530,476
Investment securities held-to-maturity	69,590	83,409	93,757	63,097	60,511
Total investment securities	602,557	619,591	606,958	589,861	590,987
Loans and leases held-for-sale	1,585	3,190	13,383	10,992	12,482
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	1,974,289	1,958,057	1,875,592	1,810,550	1,758,281
Multi-family mortgage	721,771	682,317	658,480	614,560	627,571
Construction	144,463	126,024	130,322	138,261	127,506
Total commercial real estate loans	2,840,523	2,766,398	2,664,394	2,563,371	2,513,358
Commercial loans and leases:
Commercial	628,281	616,290	592,531	580,711	578,548
Equipment financing	750,503	721,621	721,890	684,331	648,447
Condominium association	61,962	60,728	59,875	57,562	55,185
Total commercial loans and leases	1,440,746	1,398,639	1,374,296	1,322,604	1,282,180
Indirect automobile loans	9,281	11,220	13,678	16,294	19,377
Consumer loans:
Residential mortgage	624,423	617,501	616,449	606,063	603,073
Home equity	333,527	318,859	314,553	308,371	299,396
Other consumer	10,538	17,828	12,170	12,449	12,197
Total consumer loans	968,488	954,188	943,172	926,883	914,666
Total loans and leases	5,259,038	5,130,445	4,995,540	4,829,152	4,729,581
Allowance for loan and lease losses	(57,258)	(58,606)	(56,739)	(56,472)	(56,398)
Net loans and leases	5,201,780	5,071,839	4,938,801	4,772,680	4,673,183
Restricted equity securities	64,677	65,438	66,117	75,553	75,553
Premises and equipment, net of accumulated depreciation	76,131	77,128	78,156	77,472	77,892
Deferred tax asset	22,301	24,181	26,817	25,730	28,466
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	9,377	9,998	10,633	11,357	12,082
Other real estate owned and repossessed assets	751	565	1,343	1,301	2,412
Other assets	109,511	97,288	86,751	89,649	80,111
Total assets	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529	$ 5,782,934
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$ 852,869	$ 793,195	$ 799,117	$ 785,210	$ 783,331
Interest-bearing deposits:
NOW accounts	295,126	286,920	283,972	254,767	247,172
Savings accounts	557,607	555,843	540,788	500,104	532,184
Money market accounts	1,628,550	1,649,348	1,594,269	1,540,104	1,523,798
Certificate of deposit accounts	1,151,002	1,108,150	1,087,872	1,064,392	1,042,923
Total interest-bearing deposits	3,632,285	3,600,261	3,506,901	3,359,367	3,346,077
Total deposits	4,485,154	4,393,456	4,306,018	4,144,577	4,129,408
Borrowed funds:
Advances from the FHLBB	904,685	905,953	861,866	848,913	823,452
Subordinated debentures and notes	83,021	82,978	82,936	82,873	82,850
Other borrowed funds	40,733	39,378	38,227	28,434	31,346
Total borrowed funds	1,028,439	1,028,309	983,029	960,220	937,648
Mortgagors' escrow accounts	7,419	7,905	7,516	7,996	7,494
Accrued expenses and other liabilities	79,541	64,566	72,289	57,996	49,792
Total liabilities	5,600,553	5,494,236	5,368,852	5,170,789	5,124,342
Stockholders' equity:
Brookline Bancorp, Inc. stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	617,738	617,477	616,899	616,252	618,044
Retained earnings, partially restricted	122,469	116,151	109,675	102,684	96,128
Accumulated other comprehensive (loss) income	5,969	3,352	(2,476)	1,191	(1,775)
Treasury stock, at cost;
4,862,193 shares, 4,861,554 shares, 4,861,554 shares, 4,861,085 shares, and 5,048,525 shares, respectively	(56,215)	(56,208)	(56,208)	(56,202)	(58,372)
Unallocated common stock held by the Employee Stock Ownership Plan;
194,880 shares, 203,973 shares, 213,066 shares, 222,645 shares, and 232,224 shares, respectively	(1,062)	(1,112)	(1,162)	(1,214)	(1,266)
Total Brookline Bancorp, Inc. stockholders' equity	689,656	680,417	667,485	663,468	653,516
Noncontrolling interest in subsidiary	6,293	6,377	6,001	5,272	5,076
Total stockholders' equity	695,949	686,794	673,486	668,740	658,592
Total liabilities and stockholders' equity	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529	$ 5,782,934

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$ 55,369	$ 54,247	$ 54,814	$ 52,725	$ 51,684
Debt securities	3,075	2,932	2,936	2,866	2,931
Marketable and restricted equity securities	729	680	668	1,079	491
Short-term investments	63	39	30	17	60
Total interest and dividend income	59,236	57,898	58,448	56,687	55,166
Interest expense:
Deposits	5,018	4,745	4,554	4,326	4,296
Borrowed funds	3,961	3,950	3,816	3,774	3,698
Total interest expense	8,979	8,695	8,370	8,100	7,994
Net interest income	50,257	49,203	50,078	48,587	47,172
Provision for credit losses	2,545	2,378	1,520	1,755	1,913
Net interest income after provision for credit losses	47,712	46,825	48,558	46,832	45,259
Non-interest income:
Deposit fees	2,216	2,145	2,208	2,261	2,195
Loan fees	287	330	364	205	271
Loan level derivative income, net	1,210	1,629	1,556	900	941
Gain on sales of loans and leases held-for-sale	345	905	614	446	279
Other	1,317	1,460	1,321	972	1,181
Total non-interest income	5,375	6,469	6,063	4,784	4,867
Non-interest expense:
Compensation and employee benefits	19,083	18,727	18,788	17,875	17,085
Occupancy	3,391	3,526	3,482	3,535	3,437
Equipment and data processing	3,898	3,714	3,537	3,600	3,680
Professional services	962	966	951	984	1,163
FDIC insurance	843	878	883	929	831
Advertising and marketing	853	861	903	878	823
Amortization of identified intangible assets	621	635	724	725	724
Other	2,599	2,746	3,061	2,744	2,709
Total non-interest expense	32,250	32,053	32,329	31,270	30,452
Income before provision for income taxes	20,837	21,241	22,292	20,346	19,674
Provision for income taxes	7,465	7,599	8,237	6,897	7,115
Net income before noncontrolling interest in subsidiary	13,372	13,642	14,055	13,449	12,559
Less net income attributable to noncontrolling interest in subsidiary	718	830	728	561	694
Net income attributable to Brookline Bancorp, Inc.	$ 12,654	$ 12,812	$ 13,327	$ 12,888	$ 11,865
Earnings per common share:
Basic	$ 0.18	$ 0.18	$ 0.19	$ 0.18	$ 0.17
Diluted	$ 0.18	$ 0.18	$ 0.19	$ 0.18	$ 0.17
Weighted average common shares outstanding during the period:
Basic	70,196,950	70,185,356	70,177,382	70,129,056	70,049,829
Diluted	70,388,438	70,341,843	70,318,657	70,240,020	70,215,850
Dividends declared per common share	$ 0.090	$ 0.090	$ 0.090	$ 0.090	$ 0.090

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2016	2015
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$ 109,616	$ 105,065
Debt securities	6,007	5,614
Marketable and restricted equity securities	1,409	1,015
Short-term investments	102	81
Total interest and dividend income	117,134	111,775
Interest expense:
Deposits	9,763	8,600
Borrowed funds	7,911	7,475
Total interest expense	17,674	16,075
Net interest income	99,460	95,700
Provision for credit losses	4,923	4,176
Net interest income after provision for credit losses	94,537	91,524
Non-interest income:
Deposit Fees	4,361	4,261
Loan Fees	593	613
Loan level derivative income, net	2,839	941
Gain on sales of loans and leases held-for-sale	1,250	1,148
Other	2,777	2,374
Total non-interest income	11,820	9,337
Non-interest expense:
Compensation and employee benefits	37,810	34,609
Occupancy	6,917	6,909
Equipment and data processing	7,588	7,700
Professional services	1,928	2,257
FDIC insurance	1,721	1,698
Advertising and marketing	1,714	1,571
Amortization of identified intangible assets	1,256	1,462
Other	5,345	5,572
Total non-interest expense	64,279	61,778
Income before provision for income taxes	42,078	39,083
Provision for income taxes	15,064	14,219
Net income before noncontrolling interest in subsidiary	27,014	24,864
Less net income attributable to noncontrolling interest in subsidiary	1,548	1,296
Net income attributable to Brookline Bancorp, Inc.	$ 25,466	$ 23,568
Earnings per common share:
Basic	$ 0.36	$ 0.34
Diluted	$ 0.36	$ 0.34
Weighted average common shares outstanding during the period:
Basic	70,191,935	70,042,997
Diluted	70,365,923	70,190,015
Dividends declared per common share	$ 0.180	$ 0.175

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$ 2,408	$ 5,440	$ 5,482	$ 3,155	$ 3,174
Multi-family mortgage	291	1,446	291	309	309
Total commercial real estate loans	2,699	6,886	5,773	3,464	3,483

Commercial	17,944	15,050	6,264	8,326	12,316
Equipment financing	6,947	5,391	2,610	2,896	2,639
Total commercial loans and leases	24,891	20,441	8,874	11,222	14,955

Indirect automobile loans	248	308	675	629	417

Residential mortgage	2,048	2,132	2,225	2,539	2,421
Home equity	1,976	2,104	1,757	1,818	2,144
Other consumer	41	34	29	52	42
Total consumer loans	4,065	4,270	4,011	4,409	4,607

Total nonaccrual loans and leases	31,903	31,905	19,333	19,724	23,462

Other real estate owned	407	408	729	1,149	1,676
Other repossessed assets	344	157	614	152	736
Total nonperforming assets	$ 32,654	$ 32,470	$ 20,676	$ 21,025	$ 25,874

Loans and leases past due greater than 90 days and still accruing	$ 4,151	$ 3,512	$ 8,690	$ 8,792	$ 10,220

Troubled debt restructurings on accrual	16,848	16,697	17,953	17,746	14,205
Troubled debt restructurings on nonaccrual	14,466	14,614	4,965	5,960	5,981
Total troubled debt restructurings	$ 31,314	$ 31,311	$ 22,918	$ 23,706	$ 20,186

Nonperforming loans and leases as a percentage of total loans and leases	0.61%	0.62%	0.39%	0.41%	0.50%
Nonperforming assets as a percentage of total assets	0.52%	0.53%	0.34%	0.36%	0.45%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$ 58,606	$ 56,739	$ 56,472	$ 56,398	$ 55,106
Charge-offs	(4,324)	(875)	(1,929)	(1,931)	(1,029)
Recoveries	306	475	540	332	528
Net charge-offs	(4,018)	(400)	(1,389)	(1,599)	(501)
Provision for loan and lease losses	2,670	2,267	1,656	1,673	1,793
Allowance for loan and lease losses at end of period	$ 57,258	$ 58,606	$ 56,739	$ 56,472	$ 56,398

Allowance for loan and lease losses as a percentage of total loans and leases	1.09%	1.14%	1.14%	1.17%	1.19%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	1.13%	1.20%	1.20%	1.25%	1.27%

NET CHARGE-OFFS:
Commercial real estate loans	$ 1,153	$ 331	$ —	$ —	$ 162
Commercial loans and leases	2,316	64	1,302	1,276	151
Indirect automobile loans	(15)	13	3	117	(13)
Consumer loans	564	(8)	84	206	201
Total net charge-offs	$ 4,018	$ 400	$ 1,389	$ 1,599	$ 501

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.31%	0.03%	0.11%	0.13%	0.04%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2016			March 31, 2016			June 30, 2015
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 605,383	$ 3,157	2.09%	$ 604,034	$ 3,011	1.99%	$ 591,120	$ 2,941	1.99%
Marketable and restricted equity securities (2)	66,422	732	4.41%	66,887	679	4.07%	76,332	493	2.59%
Short-term investments	60,570	63	0.42%	41,861	39	0.38%	85,737	60	0.28%
Total investments	732,375	3,952	2.16%	712,782	3,729	2.09%	753,189	3,494	1.86%
Loans and Leases:
Commercial real estate loans (3)	2,784,627	28,278	4.06%	2,698,098	27,266	4.04%	2,505,925	26,391	4.21%
Commercial loans (3)	689,696	6,649	3.82%	670,671	6,651	3.93%	639,609	6,394	3.96%
Equipment financing (3)	730,193	11,751	6.44%	726,928	11,750	6.47%	627,032	10,793	6.89%
Indirect automobile loans (3)	10,255	109	4.27%	12,493	153	4.93%	21,171	218	4.13%
Residential mortgage loans (3)	626,249	5,633	3.60%	625,351	5,559	3.56%	589,171	5,260	3.57%
Other consumer loans (3)	340,796	3,200	3.76%	330,078	3,117	3.78%	308,932	2,838	3.68%
Total loans and leases	5,181,816	55,620	4.29%	5,063,619	54,496	4.30%	4,691,840	51,894	4.42%
Total interest-earning assets	5,914,191	59,572	4.03%	5,776,401	58,225	4.03%	5,445,029	55,388	4.07%
Allowance for loan and lease losses	(58,789)			(57,125)			(55,427)
Non-interest-earning assets	382,061			373,582			373,018
Total assets	$ 6,237,463			$ 6,092,858			$ 5,762,620

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 294,484	53	0.07%	$ 279,414	51	0.07%	$ 248,786	45	0.07%
Savings accounts	554,474	336	0.24%	564,681	344	0.25%	554,618	263	0.19%
Money market accounts	1,655,843	1,867	0.45%	1,629,054	1,775	0.44%	1,544,877	1,693	0.44%
Certificates of deposit	1,132,272	2,762	0.98%	1,077,639	2,575	0.96%	1,049,297	2,295	0.88%
Total interest-bearing deposits	3,637,073	5,018	0.55%	3,550,788	4,745	0.54%	3,397,578	4,296	0.51%
Borrowings
Advances from the FHLBB	879,499	2,678	1.20%	863,960	2,669	1.22%	782,434	2,415	1.22%
Subordinated debentures and notes	82,997	1,258	6.06%	82,955	1,256	6.06%	82,827	1,250	6.03%
Other borrowed funds	41,305	25	0.24%	39,624	25	0.26%	34,546	33	0.39%
Total borrowings	1,003,801	3,961	1.56%	986,539	3,950	1.58%	899,807	3,698	1.63%
Total interest-bearing liabilities	4,640,874	8,979	0.78%	4,537,327	8,695	0.77%	4,297,385	7,994	0.75%
Non-interest-bearing liabilities:
Demand checking accounts	825,880			798,869			750,827
Other non-interest-bearing liabilities	78,497			73,700			54,352
Total liabilities	5,545,251			5,409,896			5,102,564
Brookline Bancorp, Inc. stockholders' equity	685,996			677,101			655,223
Noncontrolling interest in subsidiary	6,216			5,861			4,833
Total liabilities and equity	$ 6,237,463			$ 6,092,858			$ 5,762,620
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		50,593	3.25%		49,530	3.26%		47,394	3.32%
Less adjustment of tax-exempt income		336			327			222
Net interest income		$ 50,257			$ 49,203			$ 47,172
Net interest margin (5)			3.44%			3.45%			3.49%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 604,709	$ 6,168	2.04%	$ 572,966	$ 5,625	1.96%
Marketable and restricted equity securities (2)	66,654	1,411	4.24%	76,059	1,015	2.67%
Short-term investments	51,214	102	0.40%	67,888	81	0.24%
Total investments	722,577	7,681	2.13%	716,913	6,721	1.87%
Loans and Leases:
Commercial real estate loans (3)	2,741,363	55,544	4.05%	2,491,020	52,636	4.23%
Commercial loans (3)	680,183	13,300	3.87%	625,231	12,901	4.11%
Equipment financing (3)	728,560	23,501	6.45%	619,214	21,337	6.89%
Indirect automobile loans (3)	11,374	262	4.63%	151,110	2,360	3.15%
Residential mortgage loans (3)	625,800	11,192	3.58%	583,049	10,568	3.62%
Other consumer loans (3)	335,436	6,317	3.77%	304,052	5,666	3.76%
Total loans and leases	5,122,716	110,116	4.30%	4,773,676	105,468	4.42%
Total interest-earning assets	5,845,293	117,797	4.03%	5,490,589	112,189	4.09%
Allowance for loan and lease losses	(57,957)			(54,876)
Non-interest-earning assets	377,822			371,408
Total assets	$ 6,165,158			$ 5,807,121

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 286,949	104	0.07%	$ 243,283	88	0.07%
Savings accounts	559,577	680	0.24%	548,143	536	0.20%
Money market accounts	1,642,448	3,642	0.45%	1,540,837	3,509	0.46%
Certificates of deposit	1,104,956	5,337	0.97%	1,041,447	4,467	0.86%
Total interest-bearing deposits	3,593,930	9,763	0.55%	3,373,710	8,600	0.51%
Borrowings
Advances from the FHLBB	871,729	5,347	1.21%	861,435	4,919	1.14%
Subordinated debentures and notes	82,976	2,514	6.06%	82,806	2,498	6.03%
Other borrowed funds	40,464	50	0.25%	36,167	58	0.32%
Total borrowings	995,169	7,911	1.57%	980,408	7,475	1.52%
Total interest-bearing liabilities	4,589,099	17,674	0.77%	4,354,118	16,075	0.74%
Non-interest-bearing liabilities:
Demand checking accounts	812,374			739,526
Other non-interest-bearing liabilities	76,099			56,775
Total liabilities	5,477,572			5,150,419
Brookline Bancorp, Inc. stockholders' equity	681,548			651,971
Noncontrolling interest in subsidiary	6,038			4,731
Total liabilities and equity	$ 6,165,158			$ 5,807,121
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		100,123	3.26%		96,114	3.35%
Less adjustment of tax-exempt income		663			414
Net interest income		$ 99,460			$ 95,700
Net interest margin (5)			3.44%			3.53%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(Dollars in Thousands)

Net income, as reported	$ 12,654	$ 12,812	$ 13,327	$ 12,888	$ 11,865

Average total assets	$ 6,237,463	$ 6,092,858	$ 5,957,191	$ 5,790,469	$ 5,762,620
Less: Average goodwill and average identified intangible assets, net	147,619	148,248	148,930	149,669	150,385
Average tangible assets	$ 6,089,844	$ 5,944,610	$ 5,808,261	$ 5,640,800	$ 5,612,235

Return on average tangible assets (annualized)	0.83%	0.86%	0.92%	0.91%	0.85%

Average total stockholders' equity	$ 685,996	$ 677,101	$ 667,471	$ 659,761	$ 655,223
Less: Average goodwill and average identified intangible assets, net	147,619	148,248	148,930	149,669	150,385
Average tangible stockholders' equity	$ 538,377	$ 528,853	$ 518,541	$ 510,092	$ 504,838

Return on average tangible stockholders' equity (annualized)	9.40%	9.69%	10.28%	10.11%	9.40%

Brookline Bancorp, Inc. stockholders' equity	$ 689,656	$ 680,417	$ 667,485	$ 663,468	$ 653,516
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	9,377	9,998	10,633	11,357	12,082
Tangible stockholders' equity	$ 542,389	$ 532,529	$ 518,962	$ 514,221	$ 503,544

Total assets	$ 6,296,502	$ 6,181,030	$ 6,042,338	$ 5,839,529	$ 5,782,934
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	9,377	9,998	10,633	11,357	12,082
Tangible assets	$ 6,149,235	$ 6,033,142	$ 5,893,815	$ 5,690,282	$ 5,632,962

Tangible stockholders' equity to tangible assets	8.82%	8.83%	8.81%	9.04%	8.94%

Tangible stockholders' equity	$ 542,389	$ 532,529	$ 518,962	$ 514,221	$ 503,544

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	4,862,193	4,861,554	4,861,554	4,861,085	5,048,525
Unallocated ESOP shares	194,880	203,973	213,066	222,645	232,224
Unvested restricted shares	484,066	486,035	486,035	486,999	406,566
Number of common shares outstanding	70,203,306	70,192,883	70,183,790	70,173,716	70,057,130

Tangible book value per common share	$ 7.73	$ 7.59	$ 7.39	$ 7.33	$ 7.19

Allowance for loan and lease losses	$ 57,258	$ 58,606	$ 56,739	$ 56,472	$ 56,398
Less:
Allowance for acquired loans and leases losses	2,178	1,938	1,752	2,048	2,655
Allowance for originated loan and lease losses	$ 55,080	$ 56,668	$ 54,987	$ 54,424	$ 53,743

Total loans and leases	$ 5,259,038	$ 5,130,445	$ 4,995,540	$ 4,829,152	$ 4,729,581
Less:
Total acquired loans and leases	371,986	395,782	422,652	457,922	509,028
Total originated loans and leases	$ 4,887,052	$ 4,734,663	$ 4,572,888	$ 4,371,230	$ 4,220,553

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.13%	1.20%	1.20%	1.25%	1.27%

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